                     POWERSHARES EXCHANGE-TRADED FUND TRUST

                                 POWERSHARES(TM)

                            XCHANGE TRADED FUNDS(TM)


                                    [GRAPHIC]


           POWERSHARES GOLDEN DRAGON HALTER USX CHINA PORTFOLIO - PGJ POWERSHARES HIGH YIELD EQUITY DIVIDEND ACHIEVERS(TM) PORTFOLIO - PEY

          PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of twenty separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to two funds of the Trust, the PowerShares Golden Dragon Halter USX China Portfolio and PowerShares High Yield Equity Dividend Achievers(TM) Portfolio (each a "Fund," and collectively, the "Funds"). The other eighteen funds of the Trust, the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares WilderHill Clean Energy Portfolio, are offered through five separate prospectuses. The shares of the Funds (the "Shares") are listed on the American Stock Exchange. Market prices for the Shares may be different from their net asset value ("NAV"). The Fund will issue and redeem Shares only in large blocks consisting of 100,000 Shares ("Creation Units"). Creation Units are issued and redeemed principally in-kind for securities included in a specified Index.

          EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Prospectus Dated August 30, 2005

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                                TABLE OF CONTENTS

Introduction - The PowerShares Exchange-Traded Fund Trust             4

Who Should Invest in the Funds                                        4

Tax Advantaged Product Structure                                      4

PowerShares Golden Dragon Halter USX China Portfolio                  4

PowerShares High Yield Equity Dividend Achievers(TM) Portfolio       11

Additional Investment Strategies                                     16

Additional Risks                                                     17

Portfolio Holdings                                                   18

Management of the Funds                                              18

How to Buy and Sell Shares                                           19

Creaations, Redemptions and Transaction Fees                         20

Dividends, Distributions and Taxes                                   22

Distribution Plan                                                    24

Net Asset Value                                                      24

Fund Service Providers                                               24

Financial Highlights                                                 24

Index Providers                                                      25

Disclaimers                                                          26

Other Information                                                    27

INTRODUCTION - THE POWERSHARES EXCHANGE-TRADED FUND TRUST

The Trust is an investment company consisting of twenty separate exchange-traded "index funds." The investment objective of each of the funds is to replicate as closely as possible, before expenses, the price and yield of a specified market index. PowerShares Capital Management LLC is the investment adviser for the funds (the "Adviser").

The Shares are listed and traded on the American Stock Exchange ("AMEX") at market prices that may differ to some degree from the NAV of the Shares. Unlike conventional mutual funds, each fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not redeemable securities of the funds.

WHO SHOULD INVEST IN THE FUNDS

The funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike conventional mutual funds, the Shares are traded throughout the day on the AMEX, whereas mutual funds are only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the funds or their ongoing shareholders.

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              POWERSHARES GOLDEN DRAGON HALTER USX CHINA PORTFOLIO

Ticker: PGJ                          CUSIP: 73935X401
Intraday NAV Ticker: TGJ             Underlying Index: USX China Index (SM)
                                     Intellidex (Ticker: HXC)

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the USX China Index(SM) (the "Index," the "Underlying Index" or the "China Index").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in equity securities of companies deriving a majority of their revenues from the People's Republic of China. The Fund will normally invest at least 90% of its total assets in equity securities that comprise the China Index. The Adviser will seek to match the performance of the China Index. The China Index is currently comprised of 38 U.S. exchange-listed stocks of companies that derive a majority of their revenues from the People's Republic of China. The China Index is designed to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S.-listed securities. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The listing of Chinese companies in the United States is a growing trend. Thus, the China Index is designed to provide valuable insight and access into both leading Chinese companies that have accessed the U.S. capital markets as well as U.S. companies that are predominantly influenced by their operations in China, both of which stand to benefit greatly from the expansion of mainland China.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the China Index. The Adviser seeks a correlation of
0.95 or better between the Fund's performance and the performance of the China Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the China Index in proportion to their weightings in the China Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the China Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the China Index, purchase securities not in the China Index which the Adviser believes are appropriate to substitute for certain securities in the China Index or utilize various combinations of other available investment techniques, in seeking to track the China Index. The Fund may sell stocks that are represented in the China Index in anticipation of their removal from the China Index or purchase stocks not represented in the China Index in anticipation of their addition to the China Index.

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INDEX METHODOLOGY

The China Index is comprised of companies that derive a majority of their revenues from the People's Republic of China, are listed on a major U.S. exchange (i.e., the New York Stock Exchange ("NYSE"), NASDAQ or AMEX) and have a market-cap greater than $50 million, as identified by the USX China Selection Committee (the "Selection Committee"). In addition to these basic requirements, the Selection Committee may consider other factors, including the size of the public float, liquidity and fundamentals of all existing and potential constituents.

INDEX CALCULATION

The China Index is calculated using a modified market-cap weighted methodology. The level of the China Index reflects the total market value of all component stocks relative to a particular base period.

The daily calculation of the China Index is computed by dividing the aggregate market value of all the companies in the China Index by an Index Divisor. The Index Divisor is an arbitrary number; however, it provides a direct link to the original base period of the China Index, keeps the China Index comparable over time and is the central point for all Index maintenance and adjustments.

INDEX MAINTENANCE

Maintaining the China Index includes monitoring and adjusting for company additions and deletions, share changes (issuances or repurchases), stock splits, dividends, rights offerings and stock price adjustments due to restructurings or spinoffs. Some corporate actions, such as stock splits and stock dividends, require simple changes in the common shares outstanding and the stock prices of the companies in the China Index. Other corporate actions, such as share issuances, change the market value of the China Index and require an Index Divisor adjustment to prevent the value of the China Index from changing.

Adjustments to the Index Divisor for changes in market value leave the Index unaffected by additions and deletions of constituents or corporate action. It maintains accuracy and consistency over time. Divisor adjustments are made after the close of trading and the final calculation of the China Index for that day. The divisor of the China Index has no impact or bearing on the Fund itself.

The key to making adjustments to the Index Divisor is to temporarily freeze the China Index value to make adjustments in market value for a particular event. The China Index value remains the same and only the Index Divisor changes in this calculation. In the event of a net increase in the aggregate market capitalization of the China Index, the Index Divisor increases proportionately.

Thus, the new China Index value going forward, calculated by using the new Index Divisor, is the same as the China Index value before the change in the Index Divisor. Future China Index values are calculated by applying the new Index Divisor to the new market cap.

SHARE CHANGES. Determining the shares outstanding for constituents requires continuous monitoring as shares outstanding frequently change. The China Index receives data feeds from professional financial data vendors to supply this information, and the information is updated daily.

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CONSTITUENT STOCKS. The list of the China Index constituents is comprised of the stocks selected, based on expert evaluation, by the Selection Committee from U.S.-listed securities of companies that derive a majority of their revenues from the People's Republic of China.

The stocks are selected based on the following main criteria:

       -      Market capitalization

       -      Exchange traded

       - Demonstrated ability to meet the definition of "majority" of revenues from the People's Republic of China.

The list of component stocks is reviewed on a monthly basis and adjusted on a quarterly basis at the discretion of the Selection Committee. Changes to the make up of constituents are done in accordance with the following guidelines:

(1) Constituents will be added or removed from the China Index after the closing of the last trading day of each calendar quarter (the "Modification Date"). Selection Committee members monitor the universe of potential qualifying constituents. For a new constituent to be considered or removed, the case must be brought to the attention of the Selection Committee at the monthly Selection Committee meeting on the Monday (or the first business day thereafter) prior to the Modification Date.

(2) Qualifying initial public offering ("IPO") companies must trade for 40 trading days prior to consideration for the China Index. If the 40-day period expires prior to the Modification Date, the constituent will be added on that Modification Date, otherwise the constituent must wait for the next Modification Date.

(3) Qualifying existing public companies that newly meet the market cap or exchange traded criteria must trade for 40 consecutive trading days in compliance with the set criteria. If the 40-day period expires prior to the Modification Date, the constituent will be added on that Modification Date, otherwise the constituent must wait for the next Modification Date.

(4) If a current constituent falls under a $50 million market cap for 40 consecutive trading days, it will be automatically removed from the China Index on the next Modification Date.

(5) If a current constituent is removed from the NYSE, NASDAQ or AMEX to a lower exchange that does not include one of the other three aforementioned major exchanges, it will be automatically removed from the China Index at the next Modification Date.

CHANGES IN THE CHINA INDEX CALCULATION METHODOLOGY. The China Index calculation methodology can be changed by the Selection Committee in the following cases:

       -      A technical error occurred, or

       - A non-standard situation occurred that was not related to market changes and was not accounted for by this methodology, but nevertheless significantly influenced the China Index.

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Should a technical error be detected, the China Index will be recalculated as soon as possible. If a non-standard situation occurs, the China Index value is recalculated following the appropriate decision of the Selection Committee and based on expert opinion.

Since recalculation of the China Index is an extraordinary event, the recalculation of the China Index needs to be fully justified. If the China Index is recalculated, an appropriate notice will be posted at www.amex.com. General control and amendments to the existing methodology will be performed by the Selection Committee.

CURRENCY. All prices are in U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the China Index.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the China Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the China Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the China Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the China Index, as would be the case if it purchased all of the stocks in the China Index, with the same weightings as the China Index.

SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the China Index.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

CHINA EXPOSURE

The value of the securities of companies which derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the assets held by the China companies in which the Fund invests.

From time to time, certain of the companies comprising the China Index may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified as a company which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund will be indirectly subject to those risks.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund commenced operations on December 9, 2004 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES(1)(2)
(fees paid directly from your investments)                    None*
ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from the Fund's assets)
Management Fees                                               0.50%
Distribution and Service (12b-1) Fees(4)                      None
Other Expenses(5)                                             0.47%
Total Gross Annual Fund Operating Expenses                    0.97%
Fee Waivers and Expense Assumption(6)                         0.27%
Total Net Annual Fund Operating Expenses                      0.70%

(1) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.

(2) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.

(3)    EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.

(4) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.

(5)    "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
       YEAR.

(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES, AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2006. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SECURITIES AND EXCHANGE COMMISSION ("SEC") AND STATE REGISTRATION FEES; AND (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.

*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs(1), based on these assumptions, would be:

1 YEAR                             3 YEARS
------------------------------------------
$   81                             $   291

(1) THE COSTS UNDER THE ONE-YEAR EXAMPLE REFLECT THE ADVISER'S AGREEMENT WITH THE FUND TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE LEVEL SPECIFIED IN THE FEE TABLE. THE COST UNDER THE THREE-YEAR EXAMPLE DOES NOT REFLECT THIS AGREEMENT.

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $41,331 if the Creation Unit is redeemed after one year, and $146,530 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


----------
*    SEE "CREATIONS, REDEMPTIONS AND TRANSACTION FEES" LATER IN THIS PROSPECTUS.

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         POWERSHARES HIGH YIELD EQUITY DIVIDEND ACHIEVERS(TM) PORTFOLIO

Ticker: PEY                   CUSIP: 73935X302
Intraday NAV Ticker: HEY      Underlying Index: Dividend Achievers(TM) 50 Index
                              Intellidex (Ticker: DAY)

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dividend Achievers(TM) 50 Index (the "Index" or the "Underlying Index").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of companies that have a consistent record of dividend increases. The Fund will normally invest at least 90% of its total assets in dividend paying common stocks that comprise the Dividend Achievers(TM) 50 Index. The Adviser will seek to match the performance of the Dividend Achievers(TM) 50 Index. The Dividend Achievers(TM) 50 Index is comprised of 50 stocks selected principally on the basis of dividend yield and consistent growth in dividends. The Index contains only stocks and no debt or fixed income securities. Since 1979, Mergent(R), Inc. ("Mergent") has tracked companies that have had a consistent record of dividend increases. To qualify as a stock included in the universe of "Dividend Achievers(TM)," an issuer must have raised its annual regular cash dividend, on a pre-tax basis, for at least each of the last ten consecutive calendar years. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Dividend Achievers(TM) 50 Index. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Dividend Achievers(TM) 50 Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Dividend Achievers(TM) 50 Index in proportion to their weightings in the Dividend Achievers(TM) 50 Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Dividend Achievers(TM) 50 Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Dividend Achievers(TM) 50 Index, purchase securities not in the Dividend Achievers(TM) 50 Index which the Adviser believes are appropriate to substitute for certain securities in the Dividend Achievers(TM) 50 Index or utilize various combinations of other available investment techniques, in seeking to track the Dividend Achievers(TM) 50 Index. The Fund may sell stocks that are represented in the Dividend Achievers(TM) 50 Index in anticipation of their removal from the Dividend Achievers(TM) 50 Index, or purchase stocks not represented in the Dividend Achievers(TM) 50 Index in anticipation of their addition to the Dividend Achievers(TM) 50 Index.

INDEX METHODOLOGY

The Dividend Achievers(TM) 50 Index is designed to track the performance of the 50 companies with the highest dividend yield, chosen from the universe of companies which meet the requirements to be classified as Dividend Achievers(TM). A Dividend Achievers(TM) company must have, among other things, experienced growth in dividends consistently over the last 10 or more fiscal years. The symbol for the Dividend Achievers(TM) 50 Index is DAY.

INDEX CONSTRUCTION

(1) The Dividend Achievers(TM) are identified as companies incorporated in the United States, with aggregate annual regular dividend payments that have increased consistently over the course of the last 10 or more fiscal years. Depending on the industry, the company's asset value must be equal to or greater than $2 billion and the company must have a minimum of 200 shareholders on the ex-date closest to the reconstitution date.

(2) The universe of companies is ranked according to yield, using the annualized current dividend and the closing price at the reconstitution date, the last trading day in January.

(3) The highest 50 yielding companies are selected for inclusion in the Dividend Achievers(TM) 50 Index.

INDEX REBALANCING AND RECONSTITUTION

The Dividend Achievers(TM) 50 Index is rebalanced on a quarterly basis using a modified equal weighting methodology incorporating current dividend yield. Adjustments are effective after the close of the last trading day of January, April, July and October.

The Dividend Achievers(TM) 50 Index is reconstituted on an annual basis to incorporate the 50 highest yielding stocks among the Dividend Achievers(TM).

INDEX MAINTENANCE

Share adjustments to reflect a split, a reverse split or stock dividend will be made on the action's effective date. Such changes do not require an adjustment to the divisor and are processed automatically.

For changes in a company's shares outstanding due to a merger, acquisition or spin-off, an adjustment to the stock's Index shares will be made effective after the close on the effective date of the corporate action.

DIVIDEND PAYMENTS

Dividend payments will be reinvested in the Dividend Achievers(TM) 50 Index on the ex-date.

MERGERS

In the event of a merger between two companies included in the Dividend Achievers(TM) 50 Index, the common shares of the surviving issuer will continue to be represented in the Index. In the event of a merger between a company in the Dividend Achievers(TM) 50 Index and a company not in the Dividend Achievers(TM) 50 Index, the common shares of the surviving issuer will continue to be represented in the Dividend Achievers(TM) 50 Index until further evaluation on the reconstitution date.

ACQUISITIONS

A company will be dropped from the Index in the case of its acquisition. The next highest yielding company in the Dividend Achievers(TM) 50 Index not currently included in the Dividend Achievers(TM) 50 Index and as identified at reconstitution will replace the acquired company.

BANKRUPTCY OR PROLONGED TRADING SUSPENSION

In the event of a bankruptcy, a company will be removed from the Dividend Achievers(TM) 50 Index effective after the close on the date of the filing. In the event that trading in a company included in the Dividend Achievers(TM) 50 Index is suspended, the Index calculation agent in consultation with Mergent shall decide whether the company will be removed from the Index as soon as applicable. For purposes of minimizing the impact to the Dividend Achievers(TM) 50 Index, the company to be deleted will be removed at the value at which it last traded. The next highest yielding company in the Dividend Achievers(TM) 50 Index not currently included in the Dividend Achievers(TM) 50 Index and as identified at reconstitution will replace the company.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Dividend Achievers(TM) 50 Index.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the Dividend Achievers(TM) 50 Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Dividend Achievers(TM) 50 Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Dividend Achievers(TM) 50 Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Dividend Achievers(TM) 50 Index, as would be the case if it purchased all of the stocks in the Dividend Achievers(TM) 50 Index, with the same weightings as the Dividend Achievers(TM) 50 Index.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Dividend Achievers(TM) 50 Index.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

DIVIDEND ACHIEVERS(TM) UNIVERSE RISK

At times, the segment of the equity markets represented by the Dividend Achievers(TM) universe (i.e., high yielding dividend paying stocks) may be out of favor and underperform other segments (e.g., growth stocks). A significant percentage of the Dividend Achievers(TM) 50 Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund commenced operations on December 9, 2004 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

     SHAREHOLDER TRANSACTION EXPENSES(1)(2)
     (fees paid directly from your investments)                      None*
     ANNUAL FUND OPERATING EXPENSES(3)
     (expenses that are deducted from the Fund's assets)
     Management Fees                                                 0.40%
     Distribution and Service (12b-1) Fees(4)                        None
     Other Expenses(5)                                               0.26%
     Total Gross Annual Fund Operating Expenses                      0.66%
     Fee Waivers and Expense Assumption (6)                          0.06%
     Total Net Annual Fund Operating Expenses                        0.60%

(1) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.

(2) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.

(3)    EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.

(4) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.

(5)    "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
       YEAR.

(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES, AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.50% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2006. THE OFFERING COSTS EXCLUDED FROM THE 0.50% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SEC AND STATE REGISTRATION FEES; AND (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.50% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.

*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs(1), based on these assumptions, would be:

1 YEAR                          3 YEARS
---------------------------------------
$   63                          $   207

(1) THE COSTS UNDER THE ONE-YEAR EXAMPLE REFLECT THE ADVISER'S AGREEMENT WITH THE FUND TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE LEVEL SPECIFIED IN THE FEE TABLE. THE COST UNDER THE THREE-YEAR EXAMPLE DOES NOT REFLECT THIS AGREEMENT.

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units.

Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $32,679 if the Creation Unit is redeemed after one year, and $104,592 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.


----------
*    SEE "CREATIONS, REDEMPTIONS AND TRANSACTION FEES" LATER IN THIS PROSPECTUS.

ADDITIONAL INVESTMENT STRATEGIES

Each Fund will normally invest at least 80% of its total assets in component securities that comprise its Underlying Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its Underlying Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's Underlying Index to be reflected in the portfolio composition of each Fund. The investment objective of each Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other policies described herein constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Restrictions."

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

SECURITIES LENDING

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

ADDITIONAL RISKS

TRADING ISSUES

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

FLUCTUATION OF NET ASSET VALUE

The net asset value of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for the Shares on the AMEX. The Adviser cannot predict whether the Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of the Shares should not be sustained.

SECURITIES LENDING

Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the
Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

                               PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

                             MANAGEMENT OF THE FUNDS

PowerShares Capital Management LLC is a registered investment adviser with its offices at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187. PowerShares Capital Management LLC serves as the investment adviser and sponsor of the Trust, also known as PowerShares XTF, a family of exchange-traded funds, with combined assets under management of approximately $1.27 billion as of June 30, 2005. PowerShares XTF is currently comprised of twenty exchange-traded funds.

PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The portfolio manager who is currently responsible for the day-to-day management of each Fund's portfolio is John W. Southard Jr., CFA, MBA. Mr. Southard is a Managing Director at the Adviser, and has been with the Adviser since its inception in August 2002. Mr. Southard has also been with the Trust since inception and has been portfolio manager since the Funds' inception. Prior to his current position, he was a Senior Equity Analyst at Charles A. Schwab & Company Securities from May 2001 to August 2002. Prior to his work at Charles A. Schwab & Company Securities, Mr. Southard was a portfolio manager and equity analyst at First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001. The Funds' SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Trust.

The Adviser will receive fees from the PowerShares Golden Dragon Halter USX China Portfolio and the PowerShares High Yield Equity Dividend Achievers(TM) Portfolio equal to 0.50% and 0.40%, respectively, of the Fund's average daily net assets. Pursuant to the Investment Advisory Agreement, until at least April 30, 2006, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions, offering costs, sub-licensing fees and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% and 0.50%, for the

PowerShares Golden Dragon Halter USX China Portfolio and the PowerShares High Yield Equity Dividend Achievers(TM) Portfolio, respectively, of average daily net assets per year. The offering costs excluded from the 0.60% or 0.50%, as applicable, expense cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have also entered into the Expense Agreement, applicable to each Fund, in which the Adviser has agreed to waive its management fees and/or pay certain operating expenses of each Fund, in order to maintain the Expense Cap. Expenses borne by the Adviser are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its Underlying Index, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

HOW TO BUY AND SELL SHARES

The Shares will be issued or redeemed by each Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the PowerShares Golden Dragon Halter USX China Portfolio trade under the AMEX symbol "PGJ." The Shares of the PowerShares High Yield Equity Dividend Achievers(TM) Portfolio trade under the AMEX symbol "PEY."

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 100,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

FUND SHARE TRADING PRICES

The trading prices of Shares of each Fund on the AMEX may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) it is likely that any attempts to market time a Fund by shareholders would result in no negative impact to the Fund or its shareholders.

CREATIONS, REDEMPTIONS AND TRANSACTION FEES

CREATION UNITS

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

PURCHASE

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or
(ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., New York time) ("Closing Time") in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., New York time. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily net asset value per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN STOCKS

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

REDEMPTION

Each Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m. New York time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

       -      Your Fund makes distributions,

       -      You sell your Shares listed on the AMEX, and

       -      You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), long-term capital gains tax rates have generally been reduced for individuals to a maximum of 15% for taxable years beginning before January 1, 2009. In addition, some ordinary dividends declared and paid by a Fund to individual shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate is currently 28%.

TAXES ON EXCHANGE-LISTED SHARE SALES

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

DISTRIBUTION PLAN

ALPS Distributors, Inc. serves as the Distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.

No 12b-1 fees are currently paid by either Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

NET ASSET VALUE

The Bank of New York Company, Inc. ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

FUND SERVICE PROVIDERS

BONY is the administrator, custodian and fund accounting and transfer agent for the Funds. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance since the Funds' inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.

PowerShares Golden Dragon Halter USX China Portfolio

                                                            FOR THE PERIOD
                                                            DECEMBER 9,
                                                            2004*
                                                            THROUGH
                                                            APRIL 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period                      $        14.55
Net investment income**                                               0.06
Net realized and unrealized loss on investments                      (1.61)
Total from operations                                                (1.55)
Net asset value at end of period                            $        13.00
TOTAL RETURN:***                                                    (10.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)                 $       49,384
Ratio to average net assets of:
Expenses, net of waivers                                              0.70%+
Expenses, prior to waivers                                            0.97%+
Net investment income, net of waivers                                 1.24%+
Portfolio turnover rate ++                                               9%

PowerShares High Yield Equity Dividend Achievers Portfolio

                                                            FOR THE PERIOD
                                                            DECEMBER 9,
                                                            2004*
                                                            THROUGH
                                                            APRIL 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period                      $        14.79
Net investment income**                                               0.18
Net realized and unrealized loss on investments                      (0.39)
Total from operations                                                (0.21)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (0.17)
Net asset value at end of period                            $        14.41
TOTAL RETURN:***                                                     (1.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)                 $      314,245
Ratio to average net assets of:
Expenses, net of waivers                                              0.60%+
Expenses, prior to waivers                                            0.66%+
Net investment income, net of waivers                                 3.57%+
Portfolio turnover rate ++                                              21%

* Commencement of Investment Operations.
** Based on average shares outstanding.
*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
+ Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

INDEX PROVIDERS

Halter Financial Group, Inc. ("Halter Financial") is the Index Provider for the Golden Dragon Halter USX China Portfolio. Halter Financial is not affiliated with the Trust, the Adviser or the Distributor.

Mergent is the Index Provider for the PowerShares High Yield Equity Dividend Achievers(TM) Portfolio. Mergent is not affiliated with the Trust, the Adviser or the Distributor.

DISCLAIMERS

The "USX China Index" is a trademark of Halter Financial and has been licensed for use for certain purposes by the Adviser.

The "Dividend Achievers(TM) 50 Index" is a trademark of Mergent and has been licensed for use for certain purposes by the Adviser.

The Funds are not sponsored, endorsed, sold or promoted by Halter Financial or Mergent, and Halter Financial and Mergent do not make any representation regarding the advisability of investing in Shares of the Funds.

USX China Index's only relationship to the Adviser is Halter Financial's licensing to the Adviser certain trademarks, the USX China Index and trade names, which are composed by Halter Financial without regard to the Adviser, this product or any investor.

Mergent's only relationship to the Adviser is Mergent's licensing to the Adviser certain Mergent trademarks, the Underlying Index and trade names, which are composed by Mergent without regard to the Adviser, this product or any investor.

The Trust and its Shares are not sponsored, endorsed, sold or promoted by Mergent. Mergent makes no representation or warranty, express or implied, to the shareholders of this exchange-traded fund (ETF) or any member of the public regarding the advisability of investing in securities generally or in this ETF particularly or the ability of any data supplied by Mergent to track general stock market performance. Mergent's only relationship to this Trust is the licensing of certain trademarks and trade names of Mergent and of the data supplied by Mergent which is determined, composed and calculated by Mergent without regard to this ETF or its common shares. Mergent has no obligation to take the needs of the Adviser or the shareholders of the ETF into consideration in determining, composing or calculating the data supplied by Mergent. Mergent is not responsible for and has not participated in the determination of the prices of the common shares of the ETF or the timing of the issuance or sale of such common shares. Mergent has no obligation or liability in connection with the administration, marketing or trading of this ETF or its common shares.

MERGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. MERGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT OR ANY DATA INCLUDED THEREIN. MERGENT MAKES NO EXPRESS OR IMPLIED WARRRANITES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING. IN NO EVENT SHALL MERGENT HAVE ANY LIABILTIY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Dividend Achievers(TM) 50 Index, the China Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Dividend Achievers(TM) 50 Index, the China Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Dividend Achievers(TM) 50 Index, the China Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Dividend Achievers(TM) 50 Index and the China Index even if notified of the possibility of such damages.

OTHER INFORMATION

For purposes of the 1940 Act, each Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

FOR MORE INFORMATION

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual (or Semi-Annual) Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal period. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:       ALPS Distributors, Inc. at 1-800-THE-AMEX (843-2639)
            Monday through Friday
            8:00 to 5:00 p.m. Mountain Time
Write:      PowerShares Exchange-Traded Fund Trust
            c/o ALPS Distributors, Inc.
            1625 Broadway, Suite 2200
            Denver, Colorado 80202
Visit:      www.powershares.com

Information about the Funds (including the SAI, Annual Report and Semi-Annual Report) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

               publicinfo@sec.gov

or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. The Trust's registration number under the Investment Company Act of 1940 is 811-21265.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

               PowerShares Exchange-Traded Fund Trust
               Wheaton Oaks Professional Building
               855 West Prairie Avenue
               Wheaton, IL 60187
               800.983.0903
               www.powershares.com